                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report
(Date of earliest event reported):                         October 28, 2004
                                                           ----------------



                          INSITUFORM TECHNOLOGIES, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                           0-10786                     13-3032158
-------------------------------      ------------------------         ------------------
(State or other jurisdiction of      (Commission File Number)           (IRS Employer
        incorporation)                                                Identification No.)


702 Spirit 40 Park Drive, Chesterfield, Missouri                            63005
------------------------------------------------                      ------------------
     (Address of principal executive offices)                             (Zip Code)


Registrant's telephone number,
including area code                                         (636) 530-8000
                                                           ----------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02 Results of Operations and Financial Condition.

         On October 28, 2004, the registrant issued an earnings release announcing its financial results for the fiscal quarter ended September 30, 2004. A copy of the earnings release is furnished herewith as Exhibit 99.1. On October 29, 2004, the registrant held a conference call to announce and discuss its financial results for the fiscal quarter ended September 30, 2004. A transcript of the conference call is furnished herewith as Exhibit 99.2.


Item 9.01. Financial Statements and Exhibits.

         (c) Exhibits.

             See the Index to Exhibits attached hereto.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             INSITUFORM TECHNOLOGIES, INC.


                                                By: /s/ Christian G. Farman
                                                    ---------------------------
                                                    Christian G. Farman
                                                    Vice President and
                                                    Chief Financial Officer

Date: November 3, 2004


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                                INDEX TO EXHIBITS

These exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.

Exhibit         Description
-------         -----------
99.1            Earnings release of Insituform Technologies, Inc., dated
                October 28, 2004, announcing its financial results for the fiscal quarter ended September 30, 2004.

99.2 Transcript of Insituform Technologies, Inc.'s October 29, 2004 conference call held to announce and discuss its financial results for the fiscal quarter ended September 30, 2004.